                                                                EXHIBIT 10(u)(4)

                     CONTRIBUTION AND REGISTRATION AGREEMENT


                  CONTRIBUTION AND REGISTRATION AGREEMENT ("Agreement"), dated as of December 18, 2001, among Reliant Energy, Incorporated, a Texas corporation ("REI"), CenterPoint Energy, Inc., a Texas corporation ("CEP"), and The Northern Trust Company, an Illinois Corporation, in its capacity as trustee ("Trustee") under the Reliant Energy, Incorporated Master Retirement Trust (the "Trust").

                  WHEREAS, as of the close of business on December 17, 2001, REI has contributed (the "Contribution") to the Trust an aggregate of 4,511,691 shares (the "Contribution Shares") of common stock, without par value, of REI ("REI Common Stock") which are "restricted securities" as defined in Rule 144 under the Securities Act of 1933, as amended (the "Act");

                  WHEREAS, pursuant to the Agreement and Plan of Merger dated as of October 19, 2001 (the "Merger Agreement") among REI, Reliant Energy MergerCo, Inc. and CEP, each outstanding share of REI Common Stock will be converted into one share of common stock, without par value, of CEP ("CEP Common Stock") at the effective time (the "Effective Time") of the merger provided for in the Merger Agreement;

                  WHEREAS, subsequent to the Effective Time, CEP intends to distribute (the "Distribution") to its shareholders, including the Trust, the shares of common stock, par value $0.001 per share, of RRI ("RRI Common Stock") which CEP will own after the Effective Time; and

                  WHEREAS, the parties hereto have agreed, subject to the terms and conditions contained herein, to execute and deliver this Agreement;

                  NOW, THEREFORE, in consideration of the premises and of the mutual agreements and covenants hereinafter set forth, the parties hereto agree as follows:

                  1. The Contribution. As of the close of business on December 17, 2001, REI has contributed to the Trust the Contribution Shares.

                  2. Representations and Warranties of the Trust. The Trust hereby represents and warrants to the REI and CEP as follows:

                           (a) the making and performance of this Agreement have
been duly authorized by all necessary action of the Trust;

                           (b) this Agreement has been duly executed and
delivered by the Trust and constitutes a valid and binding agreement of the Trust enforceable against it in accordance with its terms, except to the extent limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium and similar laws of general application related to the enforcement of creditor's rights generally and (ii) general principles of equity; and

                           (c) the Trust acknowledges that the acquisition of
the Contribution Shares by it pursuant to Section 1 hereof has not and will not be registered under the Act, in reliance upon the exemption afforded by Section 4(2) thereof for transactions by an issuer not involving a public offering, or under any state securities laws. The Trust is an "accredited investor" as that term is defined in Regulation D promulgated under the Act and is acquiring the Contribution Shares solely for its own account, for investment purposes only, and not with a view to the distribution thereof. The Trust will not sell or otherwise dispose of such securities except in compliance with the registration requirements or exemption provisions under the Act and the rules and regulations thereunder and, prior to any sale or other disposition of any such securities other than in a sale registered under the Act, will deliver to REI or CEP, as applicable, an opinion of counsel reasonably satisfactory to REI or CEP, as applicable, to the effect that such registration is unnecessary.

                  3. Representations and Warranties of REI. REI represents and warrants to the Trust as follows:

                           (a) the making and performance of this Agreement have
been duly authorized by all necessary corporate action of REI;

                           (b) this Agreement has been duly executed and
delivered by REI and constitutes a valid and binding agreement of REI enforceable against it in accordance with its terms, except to the extent limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium and similar laws of general application related to the enforcement of creditor's rights generally and (ii) general principles of equity; and

                           (c) REI had valid title to the Contribution Shares
transferred by it to the Trust free and clear of all claims, liens, charges, encumbrances and security interests, and upon delivery of the Contribution Shares the Trust acquired good title to the Contribution Shares, free and clear of any claims, liens, charges, encumbrances or security interests.

                  4. Representations and Warranties of CEP. CEP represents and warrants to the Trust as follows:

                           (a) the making and performance of this Agreement have
been duly authorized by all necessary corporate action of CEP; and

                           (b) this Agreement has been duly executed and
delivered by CEP and constitutes a valid and binding agreement of CEP enforceable against it in accordance with its terms, except to the extent limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium and similar laws of general application related to the enforcement of creditor's rights generally and (ii) general principles of equity.

                  5. Registration.

                           (a) In consideration of the willingness of the Trust
to accept the shares of REI Common Stock pursuant to the Contribution, and subject to the performance by the Trust of its covenants set forth herein, REI or CEP, as applicable (the "Registrant"), (i) shall prepare and file, within 15 business days following the receipt from the Trust of a written request to do so, with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (the "Registration Statement") with respect to the offering and sale by the Trust on a delayed or continuous basis pursuant to Rule 415 under the Act, of (A) if prior to the Effective



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

Time, the 4,511,691 shares of REI Common Stock issued pursuant to the Contribution or (B) if after the Effective Time, the 4,511,691 shares of CEP Common Stock issued pursuant to the Merger Agreement (in either case, the "Shares"), and (ii) shall use commercially reasonable efforts to cause the Registration Statement to become effective as soon as possible after the filing thereof so as to permit the secondary resale of the Shares by the Trust. As used herein, the term "Registration Statement" means the Registration Statement, including exhibits and financial statements and schedules and documents incorporated by reference therein, as amended, when it becomes effective under the Act and, in the case of the references to the Registration Statement as of a date subsequent to the effective date, as amended or supplemented as of such date. As used herein, the term "Prospectus" means the prospectus included in the Registration Statement as of the date it becomes effective under the Act and, in the case of references to the Prospectus as of a date subsequent to the effective date of the Registration Statement, as amended or supplemented as of such date, including all documents incorporated by reference therein, as amended, and each prospectus supplement relating to the offering and sale of any of the Shares. At least five business days prior to filing with the Commission of the Registration Statement or Prospectus or any supplements or amendments thereto, the Registrant shall furnish draft copies thereof (excluding the documents incorporated by reference therein) to the Trust for its review and comment.

                           (b) The Registrant will use commercially reasonable
efforts to cause the Registration Statement to remain effective, and to file with the Commission such amendments and supplements as may be necessary to keep the Prospectus current and in compliance in all material respects with the Act, until the earlier to occur of the following: (i) the sale of all of the Shares covered by the Registration Statement, whether pursuant to the Registration Statement or otherwise; (ii) the second anniversary of the closing of the Contribution; (iii) such time as all Shares may be resold without registration in a single 90-day period pursuant to Rule 144(e) under the Act; or (iv) the Registrant receives an opinion of counsel for the Registrant that all Shares may otherwise be sold without registration. If the Registration Statement ceases to be effective for any reason at any time after it is first declared effective by the Commission (other than because of the sale of all of the Shares registered thereunder), the Registrant shall use commercially reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall, within 30 days after such cessation of effectiveness, amend the Registration Statement in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof.

                           (c) The Registrant shall furnish to the Trust a
conformed copy of the Registration Statement as declared effective by the Commission and of each post-effective amendment thereto, and such number of copies of the final Prospectus and of each post-effective amendment or supplement thereto as may reasonably be required to facilitate the distribution of the Shares. Promptly after the Registration Statement has been declared effective by the Commission, the Registrant shall furnish to the Trust a copy of the Commission's order to that effect. Thereafter, in the event that any stop order suspending the effectiveness of the Registration Statement is issued or any proceedings for that purpose are instituted or threatened by the Commission, the Registrant will promptly so notify the Trust.

                           (d) The Registration Statement shall be prepared by
the Registrant in accordance with the Act and the rules and regulations promulgated thereunder. The section of the Prospectus entitled "Selling Shareholder" shall be prepared in accordance with the requirements of Item 507 of Regulation S-K promulgated by the Commission ("Regulation S-K") and shall be based upon the information provided by the Trust to the Registrant pursuant to Section 3(a). The section of the Prospectus entitled "Plan of Distribution" shall be prepared in accordance with the requirements of Item 508 of Regulation S-K and shall provide that the Trust as "Selling Shareholder" may distribute the Shares pursuant to the Registration Statement from time to time in one or more transactions on the New York Stock Exchange, including block trades, in negotiated transactions or in a combination of any such methods of sale or pursuant to any other method or plan of distribution as shall be furnished in writing to the Registrant by or on behalf of the Trust.

                           (e) The Registrant will, if necessary, register or
qualify the Shares to be sold under the securities or blue sky laws of such jurisdictions in the United States as the Trust shall reasonably request; provided, however, that the Registrant shall in no event be required to qualify to do business as a foreign corporation or as a dealer in any jurisdiction where it is not so qualified, to conform its capitalization or the composition of its assets at the time to the securities or blue sky laws of any such jurisdiction, to execute or file any general consent to service of process under the laws of any jurisdiction, to take any action that would subject it to service of process in suits other than those arising out of the offer and sale of Shares, or to subject itself to taxation in any jurisdiction where it has not therefore done so.

                           (f) The Registrant will immediately notify the Trust
in writing (i) of the happening of any event as a result of which the Prospectus includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and
(ii) of any request by the Commission or any other regulatory body or other body having jurisdiction for any amendment of or supplement to the Registration Statement or other document relating to such offering and any other written communication relating thereto.

                  6. Expenses of Registration. All expenses in connection with the Registration Statement, any qualification or compliance with federal or state laws required in connection therewith, and the distribution of the Shares shall, as between the Trust and the Registrant, be borne as follows:

                           (a) The Registrant shall pay and be responsible for
all fees and expenses incident to the performance of its obligations hereunder, including without limitation the registration fee payable under the Act, blue sky fees and expenses, if applicable (subject to the limitations set forth in Section 5(e)), all fees and disbursements of the Registrant's counsel and accountants, and any other accountants who have expressed an opinion on any separate financial statements included or incorporated by reference in the Prospectus, listing fees, and the cost of printing or photocopying the Registration Statement and the Prospectus. The Registrant will not be required to engage the services of a printer with respect to the Registration Statement or the Prospectus.

                           (b) The Trust shall pay all fees and disbursements of
its own counsel and advisers, all stock transfer fees (including the cost of all transfer tax stamps) or related stock transfer expenses, if any, and all other expenses (including brokerage discounts, commissions and fees) related to the distribution of the Shares that have not expressly been assumed by the Registrant.

                  7. Trust's Covenants Regarding the Shares. The Trust covenants and agrees with the Registrant that:

                           (a) It will cooperate with the Registrant in
connection with the preparation of the Registration Statement, and for so long as the Registrant is obligated to keep the Registration Statement effective, it will provide to the Registrant, in writing, for use in the Registration Statement, all information regarding itself and such other information as may be necessary to enable the Registrant to prepare the Registration Statement and Prospectus covering the Shares and to maintain the effectiveness thereof.

                           (b) During such time as it may be engaged in a
distribution of the Shares, it will comply with Rule 10b-5 and Regulation M promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and pursuant thereto will, among other things: (i) not engage in any stabilization activity in connection with the securities of the Registrant in contravention of such Rule or Regulation; (ii) distribute the Shares solely in the manner described in the Prospectus; (iii) cause to be furnished to each agent or broker-dealer to or through whom the Shares may be offered, or to the offeree if an offer is made directly by it, such copies of the Prospectus (as amended and supplemented to such date) and documents incorporated by reference therein as may be required by such agent, broker-dealer or offeree or applicable law; and (iv) not bid for or purchase any securities of the Registrant or attempt to induce any person to purchase any securities of the Registrant other than as permitted under the Exchange Act.

                           (c) Upon notice requiring the suspension of the
distribution of any of the Shares pursuant to the provisions of Section 8, it shall cease distributing the Shares until such time as the Registrant or the managing underwriter or underwriters notify it that distribution of the Shares may recommence.

                  8. Suspension Periods.

                           (a) If an executive officer of the Registrant
determines in his or her good faith judgment that the filing of the Registration Statement with respect to the offering and sale of the Shares by the Trust, the effectiveness of such Registration Statement or the distribution of any of the Shares would interfere with any material pending financing, acquisition, corporate reorganization or any other corporate development involving the Registrant or any of its subsidiaries or would require premature disclosure thereof or of any other material nonpublic information regarding the Registrant or any of its subsidiaries that could be detrimental to the Registrant or to the Registrant and its subsidiaries, taken as a whole, and promptly gives the Trust written notice of such determination, the Registrant shall be entitled to delay the filing or effectiveness of the Registration Statement or to require the Trust to suspend its distribution of the Shares for a reasonable period of time (any such delay or suspension is referred to herein as a "Suspension Period"). A Suspension Period shall commence on and include the date specified as such in the written notice to the Trust (but shall not commence on any day prior to the date on which the Registrant provides such written notice) and shall end on the date on which the Trust is advised in writing by the Registrant that the Registration Statement may be filed or declared effective or that the distribution of the Shares may be resumed. Such written notice shall contain a general statement of the reasons for such suspension and an estimate of the anticipated period of suspension. In no event shall the aggregate number of days in which Suspension Periods are in effect pursuant to this Section 8(a) exceed 120 days during any period of twelve consecutive calendar months; provided that a single Suspension Period shall not exceed 30 consecutive days. The Registrant will promptly notify the Trust in writing after an event or circumstance giving rise to a Suspension Period no longer exists.

                           (b) If the Registrant shall file a registration
statement pursuant to which the Registrant may offer through an underwriter or group of underwriters its common stock or securities convertible into or exchangeable or exercisable for its common stock, and the managing underwriter or underwriters advise the Registrant that a sale or distribution of the Shares would adversely affect such offering, then upon written notice by or on behalf of such underwriters, the Trust shall, to the extent not inconsistent with applicable law, suspend the distribution of any of the Shares during the 10-day period prior to and the 30-day period following the date of the prospectus or prospectus supplement in respect of such offering, with such 30-day period being subject to early termination by the managing underwriter or underwriters. This
Section 8(b) shall not be applicable unless the Registrant and its directors, executive officers and affiliates are subject to written restrictions on their disposition of the Registrant's common stock for a period at least as long as that applicable to the Trust.

                  9. Indemnification.

                           (a) The Registrant will indemnify and hold harmless
the Trust and each person, if any, who controls the Trust within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act (collectively, the "Trust Indemnified Parties") from and against any losses, claims, damages or liabilities, joint or several, to which the Trust Indemnified Parties may become subject, including any of the foregoing incurred in settlement of any litigation, commenced or threatened, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or any violation by the Registrant of the Securities Act or any rule or regulation thereunder applicable to the Registrant and relating to any action or inaction required of the Registrant; and, subject to Section 9(b), the Registrant will reimburse the Trust Indemnified Parties for any legal or other expense reasonably incurred by them in connection with investigating or defending any such loss, claim, damage or liability; provided, however, that the Registrant will not indemnify or hold harmless any Trust Indemnified Party from or against any such loss, claim, damage, liability or expense (i) to the extent such loss, claim, damage, liability or expense arises out of or is based upon any violation of the covenants in Section 7 or of any federal or state securities laws, rules or regulations committed by any of the Trust Indemnified Parties (or any agent, broker-dealer or underwriter engaged by any of them) or
(ii) if the untrue statement, omission or allegation thereof upon which such losses, claims, damages, liabilities or expenses are based (x) was made in reliance upon and in conformity with the information provided by a Trust Indemnified Party specifically for use or inclusion in the Registration Statement, or (y) was made in any Prospectus used after such time as the Registrant advised the Trust that the filing of a post-effective amendment or supplement thereto was required, except



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

the Prospectus as so amended or supplemented, or (z) was made in any Prospectus used after such time as the obligation of the Registrant hereunder to keep the Registration Statement effective and current has expired.

                           (b) Each party entitled to indemnification under this
Section 9 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and the Indemnifying Party may participate at its own expense in the defense or, if it so elects, to assume the defense of any such claim and any action or proceeding resulting therefrom, including the employment of counsel and the payment of all expenses. The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party from its obligations to indemnify such Indemnified Party, except to the extent that the Indemnified Party's failure to so notify actually prejudices the Indemnifying Party's ability to defend against such claim, action or proceeding; it being understood and agreed that the failure to so notify the Indemnifying Party of a binding settlement agreement or a judgment or award with respect to a claim, action or proceeding prior to execution of such settlement agreement or the entry of such judgment or grant of such award shall constitute actual prejudice to the Indemnifying Party's ability to defend against such claim, action or proceeding. In the event that the Indemnifying Party elects to assume the defense in any action or proceeding, the Indemnified Party shall have the right to employ separate counsel in any such action or proceeding and to participate in the defense thereof, but the fees and expenses of such separate counsel shall be at such Indemnified Party's expense unless (i) the Indemnifying Party has agreed to pay such fees and expenses or (ii) the named parties to any such action or proceeding (including any impleaded parties) include an Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that there may be a conflict of interest between such Indemnified Party and the Indemnifying Party in the conduct of the defense of such action (in which case, if such Indemnified Party notifies the Indemnifying Party that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not assume the defense of such action or proceeding on such Indemnified Party's behalf, it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties). No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of the Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. The Indemnifying Party shall not be liable for any settlement of any such action or proceeding effected without its written consent (which shall not be unreasonably withheld), but if settled with its written consent or, if there be a final judgment for the plaintiff in any such action or proceeding, the Indemnifying Party shall indemnify and hold harmless the Indemnified Party from and against any loss or liability by reason of such settlement or judgment.

                           (c) If the indemnification provided for under this
Section 9 is unavailable to or insufficient to hold the Indemnified Party harmless under subparagraph (a) above in respect of any losses, claims, damages or liabilities referred to therein for any reason other than as specified therein, then the Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and such Indemnified Party on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by (or omitted to be supplied by) the Indemnifying Party, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, the relative benefits received by each party from the sale of the Shares and any other equitable considerations appropriate under the circumstances. The amount paid or payable by an Indemnifying Party as a result of the losses, claims, damages or liabilities referred to above in this Section 9(c) shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  10. No Third-Party Beneficiaries. NOTHING CONTAINED IN THIS AGREEMENT, EXPRESS OR IMPLIED, IS INTENDED TO CONFER UPON ANY PERSON, OTHER THAN THE PARTIES AND THEIR RESPECTIVE SUCCESSORS AND PERMITTED ASSIGNS, ANY RIGHTS, REMEDIES OR OBLIGATIONS UNDER, OR BY REASON OF, THIS AGREEMENT.

                  11. Entire Agreement. This Agreement constitutes the entire agreement between the parties, and supersedes all prior understandings and agreements, with respect to the subject matter hereof.

                  12. Notices. All notices and other communications under this Agreement shall be in writing and sent by (i) personal delivery (including courier service), (ii) telecopier during normal business hours to the number indicated below, or (iii) first class or registered or certified mail, postage prepaid and addressed as follows (or to such other addresses and telecopier numbers as either party may designate by notice to the other party) (any communication being deemed given upon receipt):

                           If to the Trust:

                           Reliant Energy, Incorporated Master Retirement Trust c/o Benefits Committee
                           1111 Louisiana
                           Houston, Texas 77002
                           Attention: Ms. Lynne Harkel-Rumford



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

                           and to:

                           The Northern Trust Company, as Trustee
                           50 LaSalle Street
                           Chicago, Illinois 60675
                           Attention: Mr. Stephen Hearty


                           If to REI:

                           Reliant Energy, Incorporated
                           1111 Louisiana
                           Houston, Texas 77002
                           Attention: Ms. Linda Geiger


                           If to CEP:

                           CenterPoint Energy, Inc.
                           1111 Louisiana
                           Houston, Texas 77002
                           Attention: Ms. Linda Geiger


                  13. Amendments and Waivers. No amendment of any provision of this Agreement shall be valid unless the same shall be set forth in an instrument in writing signed by each party. Each party may waive compliance by the other party with any agreements of such party or the fulfillment of any of the conditions to its own obligations set forth herein. Any agreement on the part of any party to any such waiver shall be valid only if set forth in an instrument in writing signed by such party. No waiver by either party of any default, misrepresentation or breach of covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation or breach of covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence. Neither the failure nor any delay by any party in exercising any right, power or privilege under this Agreement will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege.

                  14. Assignment; Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of, the parties and their respective successors, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, by operation of law or otherwise, by any party without the prior written consent of the other parties.

                  15. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                  16. Headings. The descriptive headings of the several Sections of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

                  17. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas, without regard to principles of conflicts of law.

                  18. Counterparts. This Agreement may be executed in one or more counterparts, each of which when so executed shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  19. Construction. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event any ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring either party by virtue of the authorship of any of the provisions of this Agreement. Any reference in this Agreement to any law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean "including without limitation".

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.



Date:  December 18, 2001                    RELIANT ENERGY, INCORPORATED
     -----------------------------

                                            By: /s/ RUFUS S. SCOTT
                                               ---------------------------------
                                            Name:  Rufus S. Scott
                                            Title: Vice President
                                                   Deputy General Counsel



Date: December 18, 2001                     CENTERPOINT ENERGY, INC.
     -----------------------------

                                            By: /s/ RUFUS S. SCOTT
                                               ---------------------------------
                                            Name:  Rufus S. Scott
                                            Title: Vice President



Date: December 21, 2001                     THE NORTHERN TRUST COMPANY, as
     -----------------------------          Trustee of the Reliant Energy,
                                            Incorporated Master Retirement Trust



                                            By: /s/ STEPHEN HEARTY
                                               ---------------------------------
                                            Name:  Stephen Hearty
                                            Title: Vice President